UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC  20549
______________________________________________________________________

FORM  8-K
                     CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 7, 2024

Masco Corporation
(Exact name of Registrant as Specified in Charter)

Delaware	1-5794	38-1794485
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17450 College Parkway,	Livonia,	Michigan	48152
(Address of Principal Executive Offices)			(Zip Code)
(313) 274-7400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value	MAS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
☐ Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departures of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 7, 2024, the Board of Directors of Masco Corporation (the “Company”) elected Bonnie Van Etten, 48, as the Company’s Vice President, Controller and Chief Accounting Officer, effective June 17, 2024. Ms. Van Etten joins the Company from Stellantis N.V., where she served as the Senior Vice President, Group Chief Accounting Officer since 2021 and as the Vice President, Group Accounting Officer, Fiat Chrysler Automobiles N.V. from 2017-2021.

Ms. Van Etten will receive an annual base salary of $360,000. She will be eligible to participate in the Company's discretionary annual performance program, under which she is eligible to earn a cash bonus and a restricted stock unit award. She will also be eligible to participate in the Company's Long Term Incentive Program, pursuant to which she is eligible to earn an equity award based on the Company's attainment of specified goals over three-year performance periods. Her target opportunity under each of these programs is 45% of her annual base salary, and the payout or granting of awards under these programs, as applicable, is based on individual performance and the Company’s attainment of specified goals and is capped at 200% of the target opportunity. In addition, Ms. Van Etten will receive a one-time cash sign-on bonus of $175,000 and an initial equity award of restricted stock units with a value of $1,000,000. Ms. Van Etten is also eligible for other benefits available to our executives, as further described in our Proxy Statement dated April 1, 2024.

There are no understandings or arrangements between Ms. Van Etten and any other person pursuant to which she was selected as an officer and there are no family relationships between Ms. Van Etten and any director or executive officer of the Company. There are and have been no transactions since the beginning of the Company’s last fiscal year regarding Ms. Van Etten that are required to be disclosed by Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MASCO CORPORATION

By:	/s/ Richard J. Westenberg
Name:	Richard J. Westenberg
Title:	Vice President, Chief Financial Officer and Treasurer

June 10, 2024